POWER OF ATTORNEY
Exhibit (o) under Form N-1A Exhibit 24 under Item 601/Reg S-K

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MUNICIPAL SECURITIES FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
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/S/ JOHN F. DONAHUE                 Chairman and Director         May 15, 2000
---------------------------------
John F. Donahue                       (Chief Executive Officer)





/S/ J. CHRISTOPHER DONAHUE          President and Director        May 15, 2000
---------------------------------
J. Christopher Donahue

/S/ RICHARD J. THOMAS               Treasurer                     May 15, 2000
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                       Accounting Officer)

SIGNATURES                       TITLE                                    DATE
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/S/ THOMAS G. BIGLEY                Director                      May 15, 2000
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.             Director                      May 15, 2000
---------------------------------
John T. Conroy, Jr.





/S/ NICHOLAS P. CONSTANTAKIS           Director                   May 15, 2000
------------------------------------
Nicholas P. Constantakis

/S/ JOHN F. CUNNINGHAM              Director                      May 15, 2000
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.         Director                      May 15, 2000
---------------------------------
Lawrence D. Ellis, M.D.





/S/ PETER E. MADDEN                 Director                      May 15, 2000
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.       Director                      May 15, 2000
---------------------------------
Charles F. Mansfield, Jr.



SIGNATURES                          TITLE                                 DATE
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                                                                  May 15, 2000
/S/ JOHN E. MURRAY, JR.             Director
---------------------------------
John E. Murray, Jr.





/S/ MARJORIE P. SMUTS               Director                      May 15, 2000
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                   Director                      May 15, 2000
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 15TH day of  MAY, 2000
                                      ------        ---  ----




/S/ JANICE L. VANDENBERG

Janice L. Vandenberg